UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2022

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers

Approval of revised form of Non-Qualified Stock Option (“Stock Option”) Agreement. On February 18, 2022, the Compensation Committee of the Board of Directors of Insulet Corporation (the "Company") approved revisions to the Stock Option Agreement for fiscal 2022. The form of Stock Option Agreement includes a new retirement provision which allows for an extended period to exercise already-vested options if certain age and service requirements are met, as set forth in the agreement.

The above description of the Stock Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Company’s Form of Stock Option Agreement, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 18, 2022, the Board of Directors of the Company approved the amendment and restatement of the Company’s Bylaws to implement proxy access bylaw provisions and to make other changes related to advance notice requirements. The proxy access bylaw provisions permit a shareholder, or a group of up to twenty shareholders, who have held three percent or more of the Company’s stock for at least three years, to nominate and include in the Company’s annual proxy materials director nominees constituting the greater of twenty percent or two members of the Company’s Board of Directors, provided that the shareholders and nominees satisfy the requirements specified in the Company’s Bylaws.

The above description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the Company’s Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Insulet Corporation
10.1	Form of Non-Qualified Stock Option Agreement
104	Cover Page Interactive Date File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

February 24, 2022	By:	/s/ Patricia K. Dolan
Patricia K. Dolan
Vice President and Secretary